Exhibit 99.1

Tri-Tech Holding Receives Approval for $9.3 Million Line of Credit from China CITIC Bank

Files Shelf Registration for Future Growth

BEIJING, August 1, 2011 /PRNewswire-Asia-FirstCall/ -- Tri-Tech Holding Inc. (NASDAQ: TRIT), a premier Chinese company that provides turn-key solutions in China for the water resources, water and wastewater treatment, industrial safety and pollution control markets, announced today that the company has been granted a line of credit loan in the amount of RMB60 million (US$9.32 million) from China CITIC Bank. In unrelated news, the company has also filed a shelf registration statement on Form S-3 to allow the company to issue and sell securities over the next three years. At present, the company has no specific plans to issue securities under the registration statement.

Line of Credit

The line of credit with China CITIC Bank will be available for 12 months. The definitive loan agreement is expected to be signed shortly.

Tri-Tech CFO Mr. Peter Dong said, “We plan to use the credit line for working capital to finance equipment procurement and project subcontracting for several recently awarded projects.”

Tri-Tech CEO Mr. Warren Zhao added, “We are pleased that large Chinese banks like China CITIC Bank continue to support small- and mid-sized companies like Tri-Tech, particularly when the Chinese government has raised bank reserve requirements to tackle severe inflation. This line of credit will provide Tri-Tech with more capital flexibility to support our growth. We will continue to pursue multiple financing solutions from domestic banks to further strengthen our capital structure in support of our strong growth.

“China’s water problems remain quite severe. Tri-Tech has the potential to grow into a major company to help China deal with these problems that need serious attention over the next decade and probably well beyond that. Ultimately, our company will need capital for acquisitions as well as funds for expansion and fulfilling larger contracts.”

Shelf Registration Statement

The company also filed a shelf registration statement on Form S-3. The shelf registration statement will allow Tri-Tech to issue and sell an indeterminate amount of ordinary shares, depositary shares, share purchase contracts, share purchase units, debt securities, warrants, rights, units, or any combination of these securities, in one or more future offerings. The specific terms of any future offering will be established by the company at the time of the offering, subject to market conditions, and will be described in detail in a prospectus supplement filed at the time of any such offering. At present, Tri-Tech has no specific plans to issue securities under the shelf registration statement.

Mr. Zhao added, “We have filed a shelf registration to give our company flexibility to access capital relatively quickly when we feel it is in the best interest of the company to do so. While we have no current plans to issue securities under this registration statement, we believed it was in the best interest of our shareholders to file the registration statement when our ordinary shares were near the low end of our 52-week trading range.”

Mr. Dong noted, “Our current cash position is strong and we have the ability to access lines of credit and short-term loans from local banks. To the extent we are able to finance our growth with such funds, we plan to do so; however, such short-term debt financing may not permit us to bid for larger, more long-term projects that would be in the company’s best interest. Sizable build-transfer project financing and strategic acquisitions require longer-term capital investments, and this may require us to finance such growth with the sale of our securities.”

Press Release Policy

Tri-Tech has also clarified its policy on issuing press releases about contracts. Mr. Zhao explained, “Our policy is only to issue press releases for contracts that we expect to exceed $1 million in revenues for our company. We do not plan to issue routine announcements about contracts worth less than $1.0 million. We set this threshold when we went public in September 2009 and intend to maintain this policy for the foreseeable future.”

Tri-Tech’s shelf registration statement has been filed with the Securities and Exchange Commission but has not yet become effective. The securities registered may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities covered by the registration statement will only be by means of a written prospectus.

About China CITIC Bank

Established in 1987, China CITIC Bank dual-listed in Shanghai Exchange and Stock Exchange of Hong Kong, is one of the commercial banks with strongest capital power in China. With 78 branches and 622 sub-branches in China, China CITIC Bank provides services to 130 countries and regions worldwide. China CITIC Bank has 33,000 employees of which 26,000 employees are providing corporate clients various financing solutions including corporate banking, international services, capital market services and investment banking services.

Based on its prudential and excellent market performance, China CITIC Bank was ranked No.185 of global market value top 500 in 2010 issued by Finance Times. In 2010 Top 1000 World Banks Ranking released by magazine of The Banker, China CITIC Bank was ranked the No.67 in terms of tier-one capital and the No.72 in terms of total assets. China CITIC Bank broke into the World Top 500 Valuable Brands evaluated by The Brand Finance in 2010 and ranked No. 480 with brand value of $2.3 billion.

About Tri-Tech Holding Inc.

Tri-Tech designs customized sewage treatment and odor control systems for China’s municipalities and its larger cities. These systems combine software, information management systems, resource planning and local and distant networking hardware that includes sensors, control systems, programmable logic controllers, supervisory control and data acquisition systems. The company also designs systems that track natural waterway levels for drought control, monitor groundwater quality and assist the government in managing its water resources. The company is also providing comprehensive solutions in the industrial pollution control market. Tri-Tech owns 23 software copyrights and two technological patents.  It employs 300 people. Please visit http://www.Tri-Tech.cn for more information.

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This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include references to the successful completion of the project referenced herein and other statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in reports filed by the company with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Investor Contact:

Hawk Associates
Frank Hawkins
Grace Huang
305-451-1888
tritech@hawkassociates.com